UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 6, 2003



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                     1-14168              13-3781263
(State or other jurisdiction of        (Commission          (IRS Employer
         incorporation)                File Number)        Identification No.)


                139 Centre Street,                           10013
                New York, New York
     (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


Item 5.  Other Events
         ------------

         On October 6, 2003, Globix Corporation issued a press release announcing that it had reached an agreement to acquire Aptegrity, Inc., a managed services provider focusing on web-based applications. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 7, 2003                       Globix Corporation

                                             By:   /s/ John D. McCarthy
                                                   -----------------------------
                                                   Name:  John D. McCarthy
                                                   Title: Senior Vice President,
                                                          Corporate Development